UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 12, 2017
(Date of earliest event reported)

VIRGINIA NATIONAL BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-55117	46-2331578
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

404 People Place
Charlottesville, Virginia 22911
(Address of principal executive offices) (Zip Code)

(434) 817-8621
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On or about April 12, 2017, Virginia National Bankshares Corporation mailed an investor update letter dated April 6, 2017 to its shareholders of record as of April 5, 2017.

A copy of this investor update letter is attached as Exhibit 99.1 to this report and is being furnished, not filed, under Item 7.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit(s) are furnished:

Exhibit No.	Description
99.1	Virginia National Bankshares Corporation Investor Update letter dated April 06, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Dated: April 12, 2017	By:	/s/ Glenn W. Rust
Glenn W. Rust
President and Chief Executive Officer